Bank indebtedness	12 Months Ended
Mar. 31, 2018
Debt Disclosure [Abstract]
Bank indebtedness
7.	Bank indebtedness:

As of March 31, 2018, bank indebtedness consisted solely of amounts owing under the Company’s New Credit Facility (defined below), which had an outstanding balance of $28.6 million. As of March 25, 2017, bank indebtedness consisted solely of amounts owing under the Company’s then existing senior secured revolving credit facility (the “Prior Revolving Credit Facility”), which had an outstanding balance of $44.8 million and a maximum amount of $110.0 million. The New Credit Facility is collateralized by substantially all of the Company’s assets, as was the Prior Revolving Credit Facility. The Company’s excess borrowing capacity was $15.5 million as of March 31, 2018 and $14.6 million as of March 25, 2017. The Company met its excess availability requirements throughout fiscal 2018 and as of the date of these financial statements.

As of March 25, 2017 and until the repayment on October 23, 2017, the Company’s ability to fund its operations and meet its cash flow requirements was dependent upon its ability to maintain positive excess availability of at least $6.0 million under the Prior Credit Facility. Under the terms of the Prior Credit Facility, the Company was required to maintain minimum adjusted EBITDA levels (calculated on a twelve-month rolling basis) if the Company’s availability was below $6.0 million for any five consecutive business days. Failure to meet the minimum adjusted EBITDA covenant in the event that excess availability fell below $6.0 million for any five consecutive business days was considered an event of default that could have resulted in the outstanding balances borrowed under the Company’s Prior Credit Facility becoming due immediately, which would have resulted in cross defaults on the Company’s other borrowings.

On October 23, 2017, in connection with the closing of the stock purchase agreement between the Company and Aurum, the Company entered into a new senior secured credit facility with Wells Fargo Canada Corporation for a maximum amount of CAD$85.0 million (US$65.9 million) (the “New Credit Facility”). The New Credit Facility, which matures in October 2022, replaced the Company’s Prior Revolving Credit Facility and its prior senior secured $31.0 million term loan facility which were repaid in full as a result of the Company’s divestiture of Mayors. The New Credit Facility also provides the Company with an accordion option to increase the total commitments thereunder by up to CAD$13.0 million (US$10.1 million). The Company will only have the ability to exercise this accordion option if it has the required borrowing capacity at such time. The New Credit Facility bears interest at a rate of CDOR plus a spread ranging from 1.5% - 3.0% depending on the Company’s excess availability levels. Under the New Credit Facility, the Company is not required to comply with a minimum adjusted EBITDA financial covenant. The sole financial covenant which the Company is required to adhere to is to maintain minimum excess availability of not less than CAD$8.5 million (US$6.6 million) at all times, except that the Company shall not be in breach of this covenant if excess availability falls below CAD$8.5 million (US$6.6 million) for not more than two consecutive business days once during any fiscal month.

On June 29, 2018, the Company secured a CAD$12.5 million (US$9.7 million) long-term senior secured term loan (the “New Term Loan”) with Crystal Financial LLC (“Crystal”). The New Term Loan, which matures in October 2022, is subordinated in lien priority to the New Credit Facility and bears interest at a rate of CDOR plus 8.25%. Under the New Term Loan, the Company will be required to adhere to similar financial covenants as under the New Credit Facility (maintain minimum excess availability of not less than CAD$8.5 million (US$6.6 million) at all times, except that the Company shall not be in breach of this covenant if excess availability falls below CAD$8.5 million (US$6.6 million) for not more than two consecutive business days once during any fiscal month). In addition, the New Term Loan includes seasonal availability blocks imposed from December 20th to January 20th of each year of CAD$9.5 million (US$7.4 million) and from January 21st to February 20th of each year of CAD$4.5 million (US$3.5 million). The long term senior secured term loan is required to be repaid upon maturity.

The Company’s borrowing capacity under both the New Credit Facility and New Term Loan is based upon the value of the Company’s inventory and accounts receivable, which is periodically assessed by its lenders and based upon these reviews the Company’s borrowing capacity could be significantly increased or decreased.

The Company’s lenders under its New Credit Facility and its New Term Loan may impose, at any time, discretionary reserves, which would lower the level of borrowing availability under the Company’s credit facilities (customary for asset-based loans), at their reasonable discretion, to: i) ensure that the Company maintains adequate liquidity for the operation of its business, ii) cover any deterioration in the amount of value of the collateral, and iii) reflect impediments to the lenders to realize upon the collateral. There is no limit to the amount of discretionary reserves that the Company’s lenders may impose at their reasonable discretion. No discretionary reserves were imposed during fiscal 2018, fiscal 2017, and fiscal 2016 by the Company’s current or former lenders.

Both the Company’s New Credit Facility and New Term Loan are subject to cross default provisions with all other loans pursuant to which if the Company is in default of any other loan, the Company will immediately be in default of both the New Credit Facility and the New Term Loan. In the event that excess availability falls below CAD$8.5 million (US$6.6 million) for more than two consecutive business days once during any fiscal month, this would be considered an event of default under the agreements, that provides the lenders the right to require the outstanding balances borrowed under the Company’s New Credit Facility and New Term Loan to become due immediately, which would result in cross defaults on the Company’s other borrowings. The New Credit Facility and New Term Loan also contain limitations on the Company’s ability to pay dividends, more specifically, among other limitations, the Company can pay dividends only at certain excess borrowing capacity thresholds. The Company is required to either i) maintain excess availability of at least 40% of the borrowing base in the month preceding payment or ii) maintain excess availably of at least 25% of the line cap and maintain a fixed charge coverage ratio of at least 1.10 to 1.00. Other than these financial covenants related to paying dividends, the terms of the New Credit Facility and New Term Loan provide that no financial covenants are required to be met other than already described.

The information concerning the Company’s bank indebtedness related to continuing operations is as follows:

	Fiscal Year Ended
	March 31, 2018	March 25, 2017*
	(In thousands)

Maximum borrowing outstanding during the year	$48,653	$50,250
Average outstanding balance during the year	$35,187	$41,751
Weighted average interest rate for the year	3.3%	3.2%
Effective interest rate at year-end	3.4%	3.0%

*Retrospectively revised (see note 18)

As security for the bank indebtedness, the Company has provided some of its lenders the following: (i) general assignment of all accounts receivable, other receivables and trademarks; (ii) general security agreements on all of the Company’s assets; (iii) insurance on physical assets in a minimum amount equivalent to the indebtedness, assigned to the lenders; (iv) a mortgage on moveable property (general) under the Civil Code (Québec) of CAD$200.0 million (US$155.1 million); (v) lien on machinery, equipment and molds and dies; and (vi) a pledge of trademarks and stock of the Company’s subsidiaries.